Smartsheet Appoints Rowan Trollope to Board of Directors BELLEVUE, Wash., September 1, 2020 – Smartsheet (NYSE: SMAR), the enterprise platform for     dynamic work, today announced that Rowan Trollope has been appointed to its Board of Directors.  “As we continue to scale and evolve our dynamic work platform to meet the rapidly changing needs of the market, it is imperative that we seek and encourage fresh points of view across all levels of Smartsheet,” said Mark Mader, Smartsheet President and CEO. “Rowan’s depth of experience in software solutions and cloud innovation provides us an invaluable perspective as we drive to our next phase of growth.” Trollope is a recognized Silicon Valley leader who currently serves as CEO of Five9, a leading provider of   cloud contact center software for the enterprise. Prior to Five9, Trollope was SVP and General Manager of Cisco’s Applications Group, winning over 20 awards for outstanding product design. He also served as Group President sales, marketing, and product development at Symantec, where he was responsible for cloud security and the SMB market. “Smartsheet plays a critical role in a new world of work and their innovative approach is what I believe sets them apart from others in their category,” said Trollope. “I look forward to working alongside the Smartsheet team to continue providing customers with an industry-leading platform and to support the company’s future business success.” About Smartsheet Smartsheet (NYSE: SMAR) is the enterprise platform for dynamic work. By aligning people and technology so organizations can move faster and drive innovation, Smartsheet enables its millions of users to achieve more. Visit www.smartsheet.com to learn more.   Forward-Looking Statements This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, statements about Smartsheet’s expectations regarding possible or assumed business strategies, channel and partner strategies, potential growth and innovation opportunities, new products, and potential market opportunities. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believe,” “continue,” “could,” “potential,” “remain,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: our ability to achieve future growth and sustain our growth rate, our ability to attract and retain talent, our ability to attract and retain customers (including government customers) and increase sales to our customers, our ability to develop and release new products and services and to scale our platform, our ability to increase adoption of our platform through our self-service model, our ability to maintain and grow our relationships with channel and strategic partners, the highly competitive and rapidly evolving market in which we participate, our ability to identify targets for, execute on, or realize the benefits of, potential acquisitions, and our international expansion strategies. Further information on risks that could cause actual results to differ materially from forecasted results is included in our filings with the US Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2020 filed with the SEC on June 8, 2020. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. Media Contact Lindsay Bleier pr@smartsheet.com